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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        March 18, 1999
                                                 ------------------------------



                       Williams Holdings of Delaware, Inc.
             (Exact name of registrant as specified in its charter)



    Delaware                        000-20555                    73-1455707
---------------                    -----------               -------------------
(State or other                    (Commission                 (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



         One Williams Center, Tulsa, Oklahoma                    74172
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.    Other Events.


         The board of directors of The Williams Companies, Inc., the parent company of Williams Holdings of Delaware, Inc. (the "Company"), has authorized the merger the Company with and into The Williams Companies, Inc. and the assumption by The Williams Companies, Inc. of liabilities and obligations of the Company. Management expects the merger to be completed in the second or third quarter of 1999.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WILLIAMS HOLDINGS OF DELAWARE, INC.




Date: March 24, 1999                   /s/ SHAWNA L. GEHRES
                                       -----------------------------------------
                                       Name:  Shawna L. Gehres
                                       Title: Secretary



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